SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.   )

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☐	Definitive Proxy Statement
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Loews Corporation
(Name of Registrant as Specified in Its Charter)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on May 9, 2017.

LOEWS CORPORATION	Meeting Information
Meeting Type: Annual Meeting
For holders as of: March 16, 2017
Date: May 9, 2017 Time: 11:00 AM New York City Time
Location: Loews Regency New York Hotel
540 Park Avenue
New York, New York 10065

LOEWS CORPORATION	You are receiving this communication because you hold shares in the company named above.
667 MADISON AVENUE
NEW YORK, NY 10065-8087 ATTN: INVESTOR RELATIONS
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

—  Before You Vote —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT	ANNUAL REPORT	ANNUAL REVIEW LETTER
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote .com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 25, 2017 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow  (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR
the following proposals:

1.	Election of Directors		2.	Approve, on an advisory basis, executive
compensation
	1a.	Lawrence S. Bacow
The Board of Directors recommends you vote
	1b.	Ann E. Berman	1 year on the following proposal:

	1c.	Joseph L. Bower	3.	Recommend, on an advisory basis, the
frequency of future advisory votes on executive
	1d.	Charles D. Davidson		compensation

	1e.	Charles M. Diker	The Board of Directors recommends you vote FOR
the following proposal:
	1f.	Jacob A. Frenkel
			4.	Ratify Deloitte & Touche LLP as independent
	1g.	Paul J. Fribourg		auditors

	1h.	Walter L. Harris	NOTE: Such other business as may properly come
before the meeting or any adjournment or
	1i.	Philip A. Laskawy	postponement thereof shall be voted by the proxies
appointed hereby in their judgment and discretion.
	1j.	Ken Miller

	1k.	Andrew H. Tisch

	1l.	James S. Tisch

	1m.	Jonathan M. Tisch

	1n.	Anthony Welters